Developing Therapeutics for the Treatment of Serious Rare and Life-Threatening Diseases with Significant Unmet Medical Needs Corporate Presentation March 16, 2022 Nasdaq: ACER Exhibit 99.1

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, timelines for clinical study enrollment or regulatory actions, or otherwise, future financial position, future revenues, projected expenses, regulatory submissions, actions or approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to the potential for our product candidates to safely and effectively treat diseases and to be approved for marketing; our ability to close upon and obtain the proceeds of any identified financing arrangements as well as to satisfy the ongoing conditions and requirements for maintaining the financing facilities and avoiding default or an accelerated payment requirement; the commercial or market opportunity of any of our product candidates in any target indication and any territory; our ability, in addition to the currently identified financings, to secure the additional capital necessary to fund our various product candidate development programs; the adequacy of our capital to support our future operations and our ability to successfully fund, initiate and complete clinical trials and regulatory submissions for ACER-001, ACER-801, EDSIVO™ or our other products; the ability to protect our intellectual property rights; our strategy and business focus; and the development, expected timeline and commercial potential of any of our product candidates. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to fund our various product candidate development programs and to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, risks related to the drug development and the regulatory approval process, including the timing and requirements of regulatory actions, and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and 10-Q/A, and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov. 2

Corporate Overview Acer Therapeutics is a pharmaceutical company that acquires, develops and seeks to commercialize therapies for serious rare and life-threatening diseases with significant unmet medical needs Offices: Newton, MA and Bend, OR Headcount: 39 Founded: December 2013 Public: September 2017 Cash as of December 31, 2021: $12.7M Plus $5.0M received 1/14/22 under the Relief Collaboration Plus $12.5M gross proceeds from Marathon convertible note and SWK loan on 3/14/22* Expected to have sufficient capital to fund current operations into mid-2022 Upon potential ACER-001 approval, $42.5M expected to be funded through loan from Marathon, extending planned operations into H2 2023* 3 ACER * https://www.sec.gov/ix?doc=/Archives/edgar/data/0001069308/000119312522066842/d279077d8k.htm

4 Investment Highlights ACER Acer’s pipeline includes four programs: ACER-001 (sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) ACER-801 (osanetant) for the treatment of induced vasomotor symptoms (iVMS) EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation ACER-2820 (emetine) a host-directed, broad-spectrum antiviral Product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key milestones in 2022: ACER-801 Phase 2a clinical trial initiation: Q1 2022 ACER-001 PDUFA target action date: June 5, 2022 EDSIVO™ SPA & DiSCOVER clinical trial initiation*: Q2 2022 ACER-801 Phase 2a topline data: H2 2022 * Subject to FDA agreement on SPA

5 Clinical Pipeline ACER $ Additional capital required to support planned ACER-001 (MSUD) and EDSIVO™ clinical trials beyond mid-2022, and to fund ACER-2820 program going forward $ PDUFA: June 5, 2022 $ $

ACER-001

Overview

Disease Overview

- Urea cycle disorders (UCDs): a group of metabolic genetic diseases that lead to toxic build-up of ammonia (NH_4^+)

Current Treatment Options

- ~700-800 UCDs US patients currently on BUPHENYL® or RAVICTI®[1]
- BUPHENYL® + RAVICTI® US sales (2021): ~$300M[2]

ACER-001 Profile

- Nitrogen-binding agent for use as adjunctive therapy in patients with UCDs involving deficiencies of CPS, OTC, or AS[3]
- Novel formulation designed to minimize aversive taste and odor of sodium phenylbutyrate
- Convenient packaging and additional dosing options
- Acer intends to provide significant stakeholder support

The Opportunity

- PDUFA: June 5, 2022
- Issued formulation composition of matter and use patents
- Other development opportunities: MSUD[4], etc.

1 Payer claims data on file
2 https://ir.horizontherapeutics.com/static-files/47f395cb-4d8e-47a7-ba20-2f3c6f433e62
3 Abbreviations: CPS (carbamyl phosphate synthetase), OTC (ornithine transcarbamylase), AS (argininosuccinic acid synthetase)
4 See MSUD slides in "Reference" section at end of this presentation

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ACER-001

Urea Cycle Disorders

- Newborns with severe urea cycle disorders become significantly ill with symptoms that mimic sepsis -- failure to feed, lethargy, respiratory distress, seizures and ultimately coma
- Children and adults with milder (or partial) urea cycle enzyme deficiencies may go years without a diagnosis, until a trigger -- a high protein meal, viral illness, excessive exercise or calorie deficiency -- causes excessive ammonia to be produced in the body, resulting in critical elevations of blood ammonia levels
- For individuals with an ornithine transcarbamylase (OTC) deficiency, typical neuropsychological complications include developmental delay, learning disabilities, intellectual disability, attention deficit hyperactivity disorder (ADHD), and executive function deficits


Symptoms of
Hyperammonemia
General
- Growth retardation
- Hypothermia
Central
- Combativeness
- Lethargy
- Coma
Muscular/Neurologic
- Poor coordination
- Dysdiadochokinesia
- Hypotonia or hypertonia
- Ataxia
- Tremor
- Seizures
- Decorticate or decerebrate posturing
Eyes
- Papilledema
Pulmonary
- Shortness of breath
Liver
- Enlargement

Reproduced from: http://upload.wikimedia.org/wikipedia/commons/7/76/Symptoms_of_hyperammonemia.svg.

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Ah Mew N, et al.. Urea cycle disorders overview. Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993.
Lichter-Knoecki U., et al. Ornithine Transcarbamylase Deficiency, Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993-2019.

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8 Berry S, et al. Molecular Genetics and Metabolism 125 (2018) 251–257. ACER-001 Mechanism of Action NH4+ α-Ketoglutarate Glutamate Glutamine GPB PBA Buphenyl ® (sodium phenylbutyrate) PAA PAGN Ravicti® (glycerol phenylbutyrate) Oral Liquid Ester hydrolysis/ Pancreatic Lipases β-oxidation Urine Excretion Fig. 1. Metabolizing pathway and mechanism of action of GPB. GPB (glycerol phenylbutyrate); PAA (phenylacetic acid); PBA (phenylbutyric acid); PAGN (phenylacetylglutamine).

9 ACER-001 Unmet Need BUPHENYL®:   Aversive taste & odor1; considered unpalatable by some patients2 64% of patients reported it is difficult to take because of taste Physicians reported that 25-33% of patients took less than target dose due to tolerability Only 25% of patients indicated that they never miss a dose 46% of patients reported taste as the reason for discontinuation2 RAVICTI®: Tasteless/odorless; average price approaching $1 million per year 75% of BUPHENYL® patients switched to RAVICTI®3 Pricing has risen to levels considered challenging3 Reports of difficult access, unaffordability, and forced switches back to sodium phenylbutyrate Example: BUPHENYL® and RAVICTI® blocked on JPMorgan Chase plan Rx formulary4 Some patients are not meeting the treatment goal of <0.5 ULN (~17.5 umol/L)5 Patients and physicians desire a taste-masked, effective, and affordable treatment option3 1 Peña-Quintana L, et al. Profile of sodium phenylbutyrate granules for the treatment of urea-cycle disorders: patient perspectives. Patient Prefer Adherence. 2017 Sep 6;11:1489-1496. 2 Shchelochkov et al., Molecular Genetics and Metabolism Reports 8 (2016) 43-47. 3 Acer Market Research  4 https://www.caremark.com/portal/asset/Formulary_Drug_Removals_JPMC.pdf 5 Nicola Longo & Robert J. Holt (2017) Expert Opinion on Orphan Drugs, 5:12, 999-1010.

10 * Subject to FDA approval ** Shchelochkov et al., Molecular Genetics and Metabolism Reports 8 (2016) 43-47 *** RAVICTI® and BUPHENYL® pppy is based on patient weight and WAC price ACER-001 Product Differentiation

ACER-001

ACER-001 Value Proposition

- Novel formulation for oral administration
- Designed to minimize aversive taste & odor of NaPB
- Convenient packaging + additional dosing options
- 505(b)(2) NDA submission: bioequivalence trials showed ACER-001 has similar relative bioavailability to sodium phenylbutyrate powder
- Pricing projected to be significantly lower than current RAVICTI® price
- Robust patient support services program to remove barriers to care
- Payer engagement strategy to support adoption
- Acer's commitment to support the UCD community and on-going IEM research


~2,100 UCD Patients in U.S.
~1,100 UCD Pts Actively Managed
700-800 Drug Treated Pts[1]
~400 Rx Status "unknown"
BUPHENYL®/Generic Patients[2]
~20%-30% of market
~140-200 pts
RAVICTI® Patients[2]
~70%-80% of market
~500-560 pts

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1 Payer Claims Data on File

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12 ACER-001 IP / Exclusivities IP: Issued patents: US Patent 11,154,521 covering claims re: formulation compositions of matter Expires in 2036 US Patent 11,202,767 covering claims re: certain methods of use Expires in 2036 US Patent 10,092,532 covering claims re: methods of modulation of branched chain acids Licensed from Baylor College of Medicine relating to MSUD Continuing to pursue new patents and exclusivity possibilities, based on development plans and product attributes Regulatory Exclusivities: MSUD: Granted U.S. Orphan Drug Designation: 7 years market exclusivity from FDA approval Pediatric exclusivity: +6 months added (if pediatric indication study approved)

Signed Collaboration and License Agreement Q1 2021 To date, Acer has received $35.0M of funding Acer retained development and commercialization rights in the U.S., Canada, Brazil, Turkey and Japan Split net profits from Acer’s territories (60% to Relief; 40% to Acer) Relief licensed rights for the rest of the world Acer will receive 15% royalty on all Net Sales in Relief’s territories Acer could also receive up to $6.0M for UCD and MSUD approvals in EU 13 Agreement with Relief Therapeutics ACER-001

ACER-801

Overview

Disease Overview

- Vasomotor symptoms (VMS) are caused by a decrease in estrogen signaling in the brain, resulting in menopausal-like symptoms (hot flashes, night sweats, etc.)

Current Treatment Options

- For menopause-related VMS, treatment options include:
  - Hormone Replacement Therapy (HRT), SSRIs, etc.
- In breast cancer patients, SSRIs and SNRIs are proven to have only a mild to moderate effect in reducing HFs[1]
  - Potential interference of antidepressants with tamoxifen has been reported since some SSRIs and SNRIs can inhibit CYP2D6 enzyme
  - HRT is usually not used because estrogen is contraindicated in patients w/ HR+ tumors

ACER-801 Profile

- ACER-801 (osanetant) is a non-hormonal, oral, selective neurokinin 3 receptor (NK3R) antagonist
- Clinical and laboratory safety results are available from 23 completed Phase 1 and 2 studies (387 healthy subjects and 822 patients)[2]

The Opportunity

- Plan to initiate Phase 2a proof of concept trial in Q1 2022
- Currently no other NK3R antagonists in development for iVMS
- Estimated size of iVMS opportunity in US ~250,000 patients[3]
- Acer maintains worldwide rights to ACER-801
- Composition of matter and methods of use patents filed

1 Rada G., et al. Cochrane Database Syst Rev. 2010 Sep 8;(9):CD004923.
2 Meltzer H, et al. Am J Psychiatry. 2004 Jun;161(6):975-84
3 Trinity Partners 2020

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VMS, typically comprised of hot flashes and night sweats, are associated with decreases in reproductive hormones commonly associated with menopause (e.g. MR-VMS) 15 Vasomotor Symptoms (VMS) Roth A, et al. The Oncologist, Oct 2003, vol.8 no.5 474-487. Levine B. http://www.everydayhealth.com/menopause/science-behind-the-hot-flash.aspx ACER-801 A diminished amount of hormones, such as estrogen, affects the hypothalamus This confuses the hypothalamus and makes it read “too hot” The brain responds by relaying an alert to cool off The body then tries to cool off by beginning to perspire It’s getting hot in here

ACER-801

Induced Vasomotor Symptoms (iVMS)

Women who are BRCA+ and have prophylactic bilateral salpingo-oophorectomy (PBSO)

- 67% of women have symptoms of menopause such as hot flashes[5]
- Up to 35% complain of “extremely bothersome” symptoms up to two years after their surgery[6]

Men with HR+ Prostate Cancer (CaP) receiving Leuprolide

- 80% of men experience hot flashes[3]
- 15-27% of patients consider hot flashes the most distressing side effect
- 30-40% experienced moderate-to-severe symptoms
- 20% discontinued or disrupted treatment

Women with HR+ Breast Cancer (CaB) receiving Tamoxifen

- 84% of women experienced hot flashes[1]
- 80% experienced night sweats
- 60% experienced severe symptoms
- Symptoms persisted throughout 5 years of treatment and were mainly attributed to tamoxifen
- After 4.5 years, 46% of women had discontinued tamoxifen[2]

1 Moon Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235
2 Nichols H, et al., JNCI J Natl Cancer Inst, 2015, 1–8
3 Challapalli A, et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35
4 Abildgaard J, et al., JNCI Cancer Spectrum, 2018, Vol. 0, No. 0
5 Johnson L, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3, Supplement, e249
6 Griffiths F, et al: The Obstetrician & Gynaecologist, 2005: 7:23-27

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ACER-801

Mechanism of Action

- Neurokinin B (NKB) belongs to a group of neuropeptides, called tachykinins or neurokinins, that includes substance-P (SP), neurokinin A (NKA), and two N-terminally extended forms of NKA, neuropeptide g and neuropeptide K
- The biological effects of tachykinins are mediated through specific receptors denoted NK1, NK2, and NK3
- NKB is the preferred endogenous ligand of tachykinin NK3 receptors
- The tachykinin NK3 receptors are located primarily in the brain, while a few receptors are also present in the peripheral nervous system (intestines, placenta)


HUMAN
POA
Infundibular Nucleus
Dyn
NKB
ERα
PR
Kisspeptin neurone
KNDy neurone
POA/ Infundibular nucleus
KiSS1
KiSS1
GnRH neurone
KiSS1
KiSS1
ME
GnRH
Pituitary
LH/FSH
Gonads
Sex Steroids
ERα PR
(sex steroid receptor)
NKB3R
(Neurokinin B receptor)
Kiss1r/KiSS1R
(Kisspeptin receptor)
KOR
(Koppa opioid receptor)

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18 Clinical POC in VMS: NK3R Antagonist Depypere H, et al. ENDO2017 Fezolinetant is a NK3R antagonist being developed by Astellas for moderate-to-severe VMS ACER-801 At Week 4: fezolinetant group: 14/40 patients have ZERO hot flash placebo group: 2/40 patients have ZERO hot flash Average Daily Hot Flash Frequency Reported as per FDA Guidance fezolinetant 90 mg BID (N=40) Placebo (N=40) HF Frequency Baseline Week 4 Week 12 Week2 Week 4 Week 6 Week 10 FUP WK2 88%* 38%* 93%* 54%* p<0.0001 *: % decrease from the baseline

19 Clinical POC in VMS: NK1,3R Antagonist Trower M, et al. Menopause. 2020 May; 27(5): 498–505. Elinzanetant (NT-814) is a dual NK1,3R antagonist for the treatment of vasomotor symptoms in postmenopausal women ACER-801 % change from baseline Hot flash frequency Hot flash severity Placebo MLE4901 Hot flash bother Hot flash interference Fig.2. Hot flash frequency (A), severity (B), bother (C), and interference (D) outcomes; results are presented as percentage change with 95% CIs from baseline at each time point during the treatment period (ie, on day 3 of treatment, and then weekly mean total for each week (wk) of the 4-week treatment period for both placebo (white) and MLE4901 (gray). Minimum n = 33; maximum n = 37. * P=<0.0001, #P=0.0006, ^P=0.0011, +P=0.0001. Week 4 data adapted from and Prague et al, Lancet, 201718. day3 Wk 1 Wk 2 Wk 3 Wk 4 -100 -80 -60 -40 -20 0 20 FIG.2. Daily frequency of: moderate and severe hot flashes (A), Severity of hot flashes (B), daily hot flash severity scorea (c), and waking at night due to night sweats (D), by day. Data shown are mean ± standard error (aseverity score = [number of mild hot flashes x 1] + [number of moderate hot flashes x 2] + [number of severe hot flashes x 3]). A B C D Placebo 50 mg 100 mg 150 mg 300 mg -8 -7 -6 -5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Mean (+/- SE) Daily Severity 0.5 1.5 2.5 15 20 30 40

Planning to initiate Phase 2a, randomized, double-blind, placebo-controlled, dose-ranging trial in Q1 2022: Primary objective: Evaluate the safety profile of ACER-801 at different doses Evaluate the pharmacokinetic (PK) profile of ACER-801 at different doses Secondary objectives: Evaluate the effect of ACER-801 at different doses on the frequency and severity of VMS associated w/menopause vs. placebo 20 Development Plan ACER-801

EDSIVO™

Overview

Disease Overview

- Autosomal dominant connective tissue disorder of collagen synthesis caused by mutations in the COL3A1 gene for type III procollagen
- Characterized by arterial aneurysms, dissections and/or ruptures in arteries and hollow organs (intestines, uterus, lungs, etc.)
- Often fatal: median survival in the U.S. is estimated to be 51 years of age[1]

Current Treatment Options

- No approved therapeutic options for vEDS patients
- Following the publication of the BBEST trial, celiprolol has become the primary treatment (off-label) for vEDS patients in several European countries[2]

EDSIVO™ Profile

- BBEST Clinical Trial: 76% reduction in risk of arterial events observed in COL3A1+ subpopulation[1]
- Long-term Observational Study (France)[3]
  - 144 COL3A1+ patients (90% treated w/celiprolol) followed for ≤17 years
  - At end of follow-up, survival was 80.7% (95% CI: 67.8 - 93.6%) in those treated with celiprolol vs. 48.5% (95% CI: 19.7 - 77.4%) in those not treated

The Opportunity

- Proposed DiSCOVER Phase 3 decentralized (virtual) pivotal trial[$]
  - Initiation planned in Q2 2022*
  - Expected to take ~3.5 years to complete once fully enrolled
- Methods of use patents filed

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1 Pepin, et al. Survival is affected by mutation type and molecular mechanism in vascular Ehlers–Danlos syndrome (EDS type IV). Genet Med. 2014 Dec;16(12):881-8.
2 https://www.ehlers-danlos.com/celiprolol-and-veds/
3 Frank M, et al. Vascular Ehlers-Danlos Syndrome: Long-Term Observational Study. J Am Coll Cardiol. 2019 Apr, 73 (15) 1948–1957
$ Additional capital required to conduct and complete the planned pivotal Phase 3 trial of EDSIVO™ beyond mid-2022
* Subject to SPA agreement with FDA

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Ehlers-Danlos syndrome (EDS) is a group of hereditary disorders of connective tissue vEDS (EDS type IV) is the severe subtype: Characterized by aneurysms, dissections and/or ruptures Vascular Hollow Organs (e.g. gastrointestinal, uterine) Autosomal dominant (50%); spontaneous mutations (50%) Diagnosed by clinical symptoms and confirmed by presence of mutations in the COL3A1 gene Events occur in 25% of patients before the age of 20, and 90% by the age of 40 Median age of death is estimated to be 51 years1 No approved therapeutic options for vEDS Current treatment is focused on surgical intervention 22 Fig. 3 Distribution of 132 vascular complications in 24 patients with a clinical diagnosis of EDS type IV. J Vasc Surg 2005;42:98-106. 1 Pepin M, et al. Genet Med. 2014 Dec;16(12):881-8. EDSIVO™ Vascular Ehlers-Danlos Syndrome (vEDS) Cerebral (3) vertebral (2) subclavian (8) axillary (2) thoracic aorta (10) Splenic (5) Renal (9) IMA (1) Iliac (9) SFA (3) Tibial (1) Carotid (8) Innominate (5) Arch (6) Celiac (4) Hepatic (4) SMA (6) Ileocolic (1) Abdominal aorga (7) Femoral (8) Popliteal (4) n = 24 patients 132 complications

Efficacy: 76% reduction in the risk of fatal or nonfatal cardiac or arterial events in COL3A1+ EDSIVO™ patients vs. control group over mean follow-up of 47 months 75% reduction in risk of primary (cardiac or arterial events) and secondary (intestinal or uterine rupture) events in COL3A1+ EDSIVO™ patients vs. control group 23 Primary Endpoint Primary + Secondary Endpoints Ong K, et al. Lancet 2010; 376: 1476-84. 0 12 24 36 48 60 72 EDSIVO™ BBEST Trial: COL3A1+ Subpopulation Number at risk/events Celiprolol Control 13 13/1 12/2 9/2 8/2 2/2 20 19/2 15/6 11/9 4/11 3/11 11/3 9/3 8/3 2/3 16/5 9/12 6/14 3/14 2/14 p=0.0406 p=0.0167 time (months) Figure 3: Kaplan-Meier curves of event-free survival in 33 patients with positive COL3A1 mutation Primary endpoint (A). Primary and secondary endpoints (B). A B Proportion of survival free events (%) 0 12 24 36 48 60 72 25 50 75 100

Proposed DiSCOVER (Decentralized Study of Celiprolol on vEDS-related Event Reduction) trial design:* A Phase 3, U.S.-based, randomized, double-blind, decentralized (virtual) clinical trial to compare the efficacy of celiprolol to placebo in the treatment of patients with COL3A1-positive vEDS Primary objective: compare time to first occurrence of a confirmed clinical event between celiprolol group and control group among confirmed COL3A1-positive vEDS patients Secondary objectives: Safety and tolerability of celiprolol Incidence rate of composite endpoint among vEDS patients treated w/celiprolol vs. placebo Status: IND cleared Breakthrough therapy designation (BTD) submitted (awaiting FDA decision) Launched discoverceliprolol.com as an educational tool for interested parties Seeking agreement w/FDA through SPA on planned DiSCOVER trial Q2 2022: planned initiation of pivotal DiSCOVER trial* 24 EDSIVO™ EDSIVO™ Planned Pivotal Clinical Trial * Subject to agreement on SPA, and additional capital required to conduct and complete the planned pivotal Phase 3 trial of EDSIVO™ beyond mid-2022

ACER-2820

Overview

Disease Overview	➢ Potential treatment for DNA and RNA-replicating viruses, including coronavirus, filovirus, flavivirus, herpesvirus, togavirus, arenavirus, HIV, influenza, and other viruses
Mechanism of Action	➢ Host-directed therapy – restores the cellular stress response, blocking ribosome biogenesis and translation-elongation of viral mRNA in infected cells
ACER-2820 Profile	➢ Broad-spectrum, host-directed antiviral therapy w/ nanomolar potency in vitro against DNA and RNA-replicating viruses ➢ Strong in vivo efficacy data against multiple viruses
The Opportunity	➢ Applied for MCDC funding for Filoviruses ➢ Received positive feedback and placed in "basket" if additional funding becomes available ➢ Further advancement of the program is dependent on ability to raise non-dilutive capital ➢ Composition of matter patent filed

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26 ACER-2820 Broad-spectrum, Antiviral Activity

27 ACER-2820 Nanomolar Potency In Vitro EC50 = concentration of a drug that gives half-maximal response. IC50 = concentration of an inhibitor where the response is reduced by half CC50 = 50% cytotoxic concentration *EC50 / CC50 values = μM (unless otherwise noted) **For reference, the EC50 of remdesivir is 23.15 μM at MOI 0.02; paper demonstrates that emetine is synergistic with remdesivir

28 ACER-2820 In Vivo Efficacy Data A b C B SJL mice Number of ZIKV particles per 1 μg RNA sample 101 102 103 104 Emetine - + Day 0 Day 6 n.d. * Serum viral load (NS1 ng/mL) -10000 1000 2000 3000 Ifnar1 -/- mice VC E1 E2 MOCK % Survival BALB/c mice DPBS emetine 1 mg.kg Post-infection (Days) 0 20 40 60 80 100 10 30 Log10 MCMV DNA copies/100ng Mock Infected Emetine (0.1 mg/kg) Emetine (1.0 mg/kg) GCV 24 hpi 72 hpi

29 Cash as of December 31, 2021: $12.7M Plus $5.0M received 1/14/22 under the Relief Collaboration Plus $12.5M gross proceeds from Marathon convertible note and SWK loan on 3/14/22* Expected to have sufficient capital to fund current operations into mid-2022 Upon potential ACER-001 approval, $42.5M expected to be funded through loan from Marathon, extending planned operations into H2 2023* Capitalization as of March 14, 2022: 14.3M shares of common stock outstanding 19.6M shares fully diluted (includes stock options, convertible note*, and warrants*) $147.5M gross proceeds through March 14, 2022 $100M equity financings $35M from Relief Collaboration $12.5M from debt financings* ACER Financial Overview * https://www.sec.gov/ix?doc=/Archives/edgar/data/0001069308/000119312522066842/d279077d8k.htm

Reference Slides 30

Leadership Team 31 ACER

MSUD is an inborn error of Branched-chain Amino Acid (BCAA) – leucine, isoleucine, valine – metabolism Caused by deficiency of the mitochondrial Branched-chain Keto Acid Dehydrogenase complex (BCKDC) ~800 patients in U.S., ~3,000 patients worldwide MSUD Family Support Group has >500 patients Part of newborn screening in U.S., UK, Germany High leucine levels lead to chronic and acute neurological damage Lower IQ Mental impairment (poor cognitive function) Social impairment (poor executive function) Metabolic decompensation (seizures and coma) A highly-restricted diet is the primary treatment Consists of BCAA-free synthetic foods and formula Very few foods have low BCAAs (fruits & vegetables) Balancing act: enough BCAAs for growth & development 32 indicates p < 0.05, *** p < 0.001 compared to the control group* * Muelly E, et al. 2011 Neuropsychiatric and Neurochemical Sequelae of MSUD ACER-001 Maple Syrup Urine Disease (MSUD) Full Scale IQ 60 80 100 120 140 0 5 10 15 20 40 50 70 90 25 A B C D Controls MSUD Hamilton Depression Score Hamilton Anxiety Score Conner’s Parent Rating Scale DSM-IV ADHD Symptoms

33 ACER-001 MSUD: Clinical POC Study Design: Open label pilot study1 at Baylor College of Medicine – 3 healthy and 5 MSUD subjects with late onset disease 3 days of steady-state protein diet*; then 3 days of NaPB + diet* BCAAs and BCKAs determined at day 3 of each study period (4 time points) Results: NaPB showed a statistically significant reduction of leucine in all 3 healthy subjects (p< 0.05) and 3 out of 5 MSUD patients (p< 0.05 in responders) ~30% reduction (28-34%) in leucine in MSUD responders Clinicians view >20-30% ↓ as clinically meaningful** Comments: Despite the short treatment duration (3 days) NaPB showed statistically significant (intra-subject) reduction in leucine in 75% of the subjects Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640 1 Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640. * All subjects received a constant protein intake of 0.6 g/kg/day as combination of BCAA-free formula and whole protein ** Acer commissioned market research Healthy Subjects (n=3) MSUD Subjects (n=5) Total (n=8) 100% 60% 75%